UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 6, 2024
Date of Report (Date of earliest event reported)
________________________________________________________
QT Imaging Holdings, Inc.
(Exact name of Registrant as Specified in Charter)
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Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(650) 276-7040
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.0001 par value	QTI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 6, 2024, QT Imaging Holdings, Inc. (the “Company”) received written notice from the staff of Nasdaq Listing Qualifications (the “Staff”) that it has determined to commence proceedings to delist the common stock, par value $0.0001 per share, of the Company (ticker symbol: QTI) (the “Common Stock”), from the Nasdaq Global Select Market (the “Nasdaq”).

As previously announced in a Current Report filed with the Securities and Exchange Commission (the “SEC”), on May 6, 2024, the Staff notified the Company that the market value of its listed securities had been below the minimum $50,000,000 required for continued listing as set forth in Rule 5450(b)(2)(A) (the “Rule”) of the Nasdaq Listed Company Manual for the previous 30 consecutive trading days. In accordance with Listing Rule 5810(c)(3)(C), the Company was provided with 180 calendar days, or until November 4, 2024, to regain compliance with the Rule. The Staff has now reached its determination that the Company’s Common Stock is no longer suitable for listing because the Company has not regained compliance with the Rule.

Unless the Company requests an appeal of the Staff’s determination by November 13, 2024, trading of the Company’s Common Stock will be suspended at the opening of business on November 15, 2024, and Nasdaq intends to file a Form 25-NSE with the SEC, removing the Common Stock from listing and registration on The Nasdaq Stock Market. The Company plans to appeal the Staff’s determination to a Hearings Panel (the “Panel”) pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A hearing request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. The Company will pay the required fee of $20,000 for a hearing.

If the Company’s appeal is unsuccessful, it is expected that the Common Stock would be delisted from the Nasdaq, in which case, the Company may apply to list on a different listing tier of the Nasdaq Global Stock Market or apply to list the Common Stock on the over-the-counter market. The over-the-counter market is a significantly more limited market than the Nasdaq, and quotation on the over-the-counter market likely results in a less liquid market for existing and potential stockholders of the Company to trade the Common Stock and could depress the trading price of the Common Stock. The Company can provide no assurance that its Common Stock will continue to trade on this market, that broker-dealers will continue to provide public quotes of the Common Stock on this market, or that the trading volume of the Common Stock will be sufficient to provide for an efficient trading market. The transition of the Common Stock to the over-the-counter market will not affect the Company’s business operations or its reporting requirements under the rules of the SEC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the Company’s appeal of the Staff’s determination, the potential delisting of the Company’s Common Stock from the Nasdaq, the trading of the Company’s Common Stock on the over-the-counter market, the projected operation and financial performance of the Company and its various subsidiaries, its product offerings and developments and reception of its product by customers, and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of the Company’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including whether the Company will be able to regain compliance with the continued listing standards of the Nasdaq or comply with the initial listing standards of another national securities exchange, the ability of the Company to service or otherwise pay its debt obligations, including to holders of the Company’s convertible notes, the mix of services utilized by the Company’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of the Company to expand what it does for existing customers as well as to add new customers, that the Company will have sufficient capital to operate as anticipated, and the demand for the Company’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 12, 2024	QT Imaging Holdings, Inc.
		By:	/s/ Raluca Dinu
		Name:	Raluca Dinu
		Title:	Chief Executive Officer